LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2023
LOSS PER SHARE
Schedule of computation of basic and diluted net loss per ordinary share

	For the years ended December 31,
	2023	2022	2021
Net Loss Attributable to Kaixin’s Shareholders	$(53,563)	$(84,706)	$(196,579)

Loss Per Share
Basic and diluted*	$(2.34)	$(6.35)	$(25.77)
Weighted Average Shares Used in Calculating Net Loss Per Share
Basic and diluted*	22,883,555	13,344,477	7,627,757